Advances to Suppliers	12 Months Ended
Jun. 30, 2025
Advances to Suppliers [Abstract]
ADVANCES TO SUPPLIERS

NOTE 5 — ADVANCES TO SUPPLIERS

Advances to suppliers, net, consist of the following:

	June 30, 2025	June 30, 2024
Advances to suppliers	$1,756,138	$4,022,696

Advances to suppliers represents balance paid to various suppliers for purchase of electronic components that have not been delivered. These advances are interest free, unsecured and short-term in nature and are reviewed periodically to determine whether their carrying value has become impaired. As of June 30, 2025 and 2024, there was no allowance recorded as the Company considers all of the advances to suppliers balance fully realizable. The June 30, 2024 advance to supplier balance has been fully realized in fiscal year 2024. As of September 30, 2025, approximately 99.3% or $1.7 million of the June 30, 2025 advances to suppliers balance has been realized.